SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549




                                   FORM 8-K




                                CURRENT REPORT




                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                         Date of Report: June 7, 2001
                                         ------------
                       (Date of earliest event reported)


                       DAIMLERCHRYSLER AUTO TRUST 2001-B
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            (Exact name of registrant as specified in its charter)


  State of Michigan                  333-92583-07                38-2997412
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(State or other jurisdiction of      (Commission) File No.)     (IRS Employer
       incorporation)                                       Identification No.)


                27777 Franklin Rd., Southfield, Michigan 48034
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                   (Address of principal executive offices)

Registrant's telephone number, including area code:  (248) 512-3990

This filing relates to Registration Statement No.:  333-92583.




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Item 5.  Other Events.
         ------------

         On June 7, 2001, DaimlerChrysler Auto Trust 2001-B (the "Issuer"), as issuer, and The Chase Manhattan Bank USA, National Association ("Chase"), as indenture trustee, entered into an indenture dated as of June 1, 2001 (the "Indenture"). On June 7, 2001, Chrysler Financial Company L.L.C. ("CFC"), as depositor, DaimlerChrysler Retail Receivables LLC ("DCRR") and Bank One, National Association, as owner trustee, entered into an amended and restated trust agreement dated as of June 1, 2001 (the "Trust Agreement"). The Indenture is attached hereto as Exhibit 4.1 and the Trust Agreement is attached hereto as Exhibit 4.2.

         On June 7, 2001, CFC, as seller and servicer, and the Issuer, as issuer, entered into a sale and servicing agreement dated as of June 1, 2001 (the "Sale and Servicing Agreement"). On June 7, 2001, the Issuer, CFC, as administrator, and Chase, as indenture trustee, entered into an administration agreement ("Administration Agreement") dated as of June 1, 2001. On June 7, 2001, CFC, as seller, and DCRR, as purchaser, entered into a purchase agreement dated as of June 1, 2001 (the "Purchase Agreement"). The Sale and Servicing Agreement is attached hereto as Exhibit 10, the Administration Agreement is attached hereto as Exhibit 99.1 and the Purchase Agreement is attached hereto as Exhibit 99.2.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:

         (a)      Financial statements of businesses acquired;

                  None

         (b)      Pro forma financial information:

                  None

         (c)      Exhibits:

                  Exhibit 4.1       Indenture

                  Exhibit 4.2       Trust Agreement

                  Exhibit 10        Sale and Servicing Agreement

                  Exhibit 99.1      Administration Agreement

                  Exhibit 99.2      Purchase Agreement



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                                  SIGNATURES
                                  ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   By:  Chrysler Financial Company, L.L.C



Date:  June 22, 2001               By: /s/  B.C. Babbish
                                       --------------------------------------
                                       B.C. Babbish
                                       Assistant Secretary


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                                 EXHIBIT INDEX
                                 -------------



      Exhibit No.        Description of Exhibit
      -----------        ----------------------

Exhibit 4.1              Indenture
Exhibit 4.2              Trust Agreement
Exhibit 10               Sale and Servicing Agreement
Exhibit 99.1             Administration Agreement
Exhibit 99.2             Purchase Agreement